WCM China Quality Growth Fund

Investor Class Shares – WCQGX

Institutional Class Shares – WCMCX

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated December 30, 2022, to the

currently effective Prospectus.

Effective December 31, 2022, Yan Gao has been promoted from associate portfolio manager to portfolio manager of the WCM China Quality Growth Fund (the “Fund”). Accordingly, effective December 31, 2022, the “Portfolio Managers” section of the Fund on page 47 of the Prospectus is deleted in its entirety and replaced with the following:

The portfolio management team is comprised of Michael Tian, CFA, Portfolio Manager, and Yan Gao, Portfolio Manager. Mr. Tian has served as a portfolio manager of the Fund since its inception on March 31, 2020. Ms. Gao has served as a portfolio manager of the Fund since December 31, 2022. The members of the portfolio management team are jointly and primarily responsible of the day-to -day management of the Fund’s portfolio.

In addition, the eighth paragraph under the “Portfolio Managers” section beginning on page 114 of the Prospectus is deleted in its entirety and replaced with the following:

Yan Gao began her investment career in 2008. She joined the advisor in 2014 as a Business Analyst and has served as Portfolio Manager & Business Analyst since December 2022. Ms. Gao’s primary responsibilities include portfolio management and equity research. Prior to joining the Advisor, Ms. Gao’s experience includes positions as Manager Research Associate at Wilshire Associates, as Fixed Income Investment Manager at Industrial & Commercial Bank of China (Beijing), and as trainee in the UBS Graduate Training Program in Switzerland and Germany.

Please file this Supplement with your records.